7. SUBORDINATED NOTES PAYABLE AND WARRANTS	12 Months Ended
Sep. 30, 2011
Debt Disclosure [Text Block]
7. SUBORDINATED NOTES PAYABLE AND WARRANTS

In September 2010 the Company sold $700,000 of 8% Subordinated Promissory Notes, due September 28, 2011 (the “Notes”), and accompanying warrants to purchase an aggregate of 1,400,000 shares of common stock exercisable at $0.30 per common share (“Warrants”). Of the total Notes and Warrants issued, $260,000 of the Notes and 520,000 Warrants were purchased by Syzygy, a company owned and controlled by the Company’s President and CEO (Mr. Norris) and its Chief Financial Officer (“CFO”) (James A. Barnes). An additional $100,000 of the Notes and 200,000 Warrants were purchased by an entity owned by the Company’s President and CEO, Mr. Norris.

The relative fair value of the Warrants of $264,427 was estimated by management using the Black-Scholes pricing model and estimates of expected investor discount rates (the Company’s effective market borrowing rate) on the Note and Warrant financing. Significant Level 3 inputs used to calculate the fair value of the Warrants included stock price, peer company volatility (99%), risk-free interest rate (1.22%) and management’s assumption regarding effective market borrowing rates (30%). The relative fair value of the Warrants was recorded as a note discount and was amortized as additional interest expense using the effective interest method over the term of the Notes.  During the years ended September 30, 2011 and 2010, $263,272 and $1,155, respectively, was amortized.

On June 30, 2011, all 1,400,000 Warrants were exercised by the holders, and pursuant to the terms of the Note agreement, the Company exercised its right to offset the purchase price of the Warrants against the outstanding Note principal amount.  Accordingly, as a result of the Warrant exercise, the principal balance of the Notes was reduced by $420,000 (See Note 9). The Warrants exercised included an aggregate 720,000 Warrants held by the companies controlled by the Company’s President and its CFO as described above, resulting in the reduction of the Note principal amounts held by these companies of $216,000.

Also on June 30, 2011 the Company and certain Note holders entered into an agreement pursuant to which the Note holders agreed to convert an additional $250,000 of Note principal plus $37,674 of accrued interest on the Notes into 410,963 shares of the Company’s common stock based on a conversion price of $0.70 per share.  As the addition of the conversion feature to the Note was deemed to be a substantial modification of the Note agreement, this transaction was accounted for as a debt extinguishment. The Company determined that the reacquisition price of the debt was equal to the outstanding Note principal plus accrued interest, and accordingly, no gain or loss on the debt extinguishment transaction was recorded. The Notes and accrued interest converted pursuant to this agreement included aggregate Note principal and accrued interest of $144,000 and $21,698, respectively, relating to Notes held by the companies controlled by the Company’s President and CFO.

On September 28, 2011 the Company paid the remaining balance of Notes of $30,000 and related accrued interest. The Company incurred interest expense of $42,477 and $307, respectively for the years ended September 30, 2011 and 2010 in connection with the Notes.